UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2009

Commission File Number: 000-50029

CHINA HEALTH RESOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	73-1629948
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

343 Sui Zhou Zhong Road

Suining, Sichuan Province, P.R. China

(Address of Principal Executive Offices)

+(86-825) 239-1788

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01 Other Events.

On April 9, 2009, China Health Resource, Inc. (the “Company”) issued a press release announcing that its Board of Directors has decided to defer immediate implementation of a reverse stock split of the Class A common stock at this time, following the stockholder consent approving such action becoming effective on April 4, 2009. The Board’s decision is based upon continuing volatility in the global capital markets. The Board considers that the current market instability would undermine the purpose and intent of the proposed reverse stock split. The Board has reserved the authority to implement the reverse stock split at a future date or not at all. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 9, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH RESOURCE, INC.

By: /s/ Wang, Jiayin
Wang, Jiayin

President

Dated: April 9, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated April 9, 2009